UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2015

NAKED BRAND GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52381	99-0369814
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

10th Floor – 95 Madison Avenue, New York, NY 10016
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212.851.8050

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed in the Current Report on Form 8-K filed by Naked Brand Group Inc. (the “Company”) with the Securities and Exchange Commission on August 6, 2015 (the “Prior 8-K”), the Board of Directors of the Company approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock at a ratio of 1-for-40 (the “reverse stock split”). On August 7, 2015, the Financial Industry Regulatory Authority (“FINRA”) notified the Company that the reverse stock split will take effect at the open of business on August 10, 2015 (the “Effective Date”). On the Effective Date, the trading symbol for the Company’s common stock will change to “NAKDD” for a period of twenty (20) business days, after which the “D” will be removed from the Company’s trading symbol, which will revert to “NAKD.” In connection with the reverse stock split, the CUSIP number for the Company’s common stock will change to 629839200.

Reasons for the Reverse Stock Split. As previously disclosed in the Prior 8-K, the Board of Directors approved the reverse stock split as part of the Company’s pursuit of listing of its common stock on a national securities exchange. The Company has not yet submitted a listing application with any national securities exchange and, at present, the Company does not meet all of the initial listing requirements of any national securities exchange. The Company can make no assurance that it will meet the requirements to file a listing application with a national securities exchange or that, if such an application is filed, that such listing will be approved.

Effect of Reverse Stock Split; Treatment of Fractional Shares. On the Effective Date, every forty (40) shares of the Company’s common stock that are issued and outstanding will automatically be combined into one (1) issued and outstanding share without any change in the par value of such shares. No fractional shares will be issued in connection with the reverse stock split and shareholders who are entitled to a fractional share will instead receive a whole share. The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares of the Company’s common stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the reverse stock split.

Also on the Effective Date, all options, warrants and convertible securities of the Company outstanding immediately prior to the reverse stock split will be appropriately adjusted, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding to the nearest whole share.

Certificated and Non-Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the reverse stock split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Standard Registrar & Transfer Co. Inc. (“Standard Registrar”), at the address set forth below. Standard Registrar will issue a new stock certificate reflecting the reverse stock split to each requesting stockholder. Standard Registrar can be contacted at (801) 571-8844.

Standard Registrar & Transfer Co. Inc.
12528 South 1840 East
Draper, UT 84020

Nevada State Filing. The Company effected the reverse stock split pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada on August 7, 2015, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. The Certificate will become effective at 12:01 a.m. Eastern Time on the Effective Date. Under Nevada law, no amendment to the Company’s articles of incorporation is required in connection with the reverse stock split. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required. As disclosed in the Prior-8-K, because the reverse stock split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required.

Immediately after the reverse stock split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of company stock will be substantially unaffected by the reverse stock split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K.

***

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if”, “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology and include statements regarding the reverse stock split, the Effective Date and the Company’s pursuit of listing of its common stock on a national securities exchange. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Change of Naked Brand Group Inc., dated August 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

Date: August 7, 2015	By:	/s/ Michael Flanagan
Michael Flanagan
Chief Financial Officer